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                                                                   EXHIBIT 10.55

                            FORM OF PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT (as amended or otherwise modified from time to time, this "Agreement") is dated as of March 3, 2004 between MIDWAY ___________ INC., a Delaware corporation (herein, the "Pledgor"), and WELLS FARGO FOOTHILL, INC., in its capacity as Agent under the Loan Agreement described below ("Agent").

W I T N E S S E T H

          WHEREAS, pursuant to a certain Loan and Security Agreement of even date herewith among the Pledgor, Midway Home Entertainment Inc., a Delaware corporation ("Midway"), Midway Amusement Games, LLC, a Delaware limited liability company ("MAG"; Midway and MAG are referred hereafter each individually as a "Borrower", and individually and collectively, jointly and severally as the "Borrowers"), the other credit parties named therein, Agent and Lenders (as the same may be amended, restated, modified or supplemented and in effect from time to time, the "Loan Agreement") Lenders have agreed, subject to the satisfaction of certain conditions precedent, to make loans and other financial accommodations available to Borrowers; and

          WHEREAS, it is a condition precedent to the availability of such loans and other financial accommodations under the Loan Agreement that the Pledgor shall have made the pledges and granted the security interests contemplated by this Agreement in order to secure the payment and performance of the Obligations;

          NOW, THEREFORE, in consideration of the foregoing, and in order to induce Lenders to make the loans and other financial accommodations available to the Pledgor under the Loan Agreement, the Pledgor hereby agrees with Agent, for its benefit and the benefit of Lenders, as follows:

          1. DEFINITIONS. Capitalized terms defined in the Loan Agreement and not otherwise defined herein shall have the respective meanings provided for in the Loan Agreement. References to "Sections" shall be to Sections of this Agreement unless otherwise specifically provided. For purposes hereof, "including" is not limiting and "or" is not exclusive. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

          2. PLEDGE. To secure the payment and performance of the Obligations (including without limitation the Obligations of Pledgor under the US Credit Party Guaranty), the Pledgor hereby pledges to Agent, for its benefit and the benefit of the Lenders, and grants to Agent, for its benefit and the benefit of the Lenders, a security interest in, any and all right, title and interest in and to the following (the "Pledged Collateral"):

          (a) all of the shares of the capital stock, membership interests, partnership interests and all other equity interests of each corporation, limited liability company, limited partnership or other legal entity (collectively, the "Issuers" and each, an "Issuer") identified on EXHIBIT A attached hereto held by the Pledgor (the "Pledged Securities") and the certificates (if any) representing the Pledged Securities, all options, warrants and other rights to acquire additional shares of capital stock, membership interests, partnership interests and all other equity interests of each Issuer, and the shares, membership interests, partnership interests and other equity interests underlying such rights and all distributions, dividends (in the form of cash, securities or otherwise), cash, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities;

                                       B-1
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          (b)   all additional shares of the capital stock, membership
interests, partnership interests and all other equity interests of each Issuer at any time acquired by the Pledgor in any manner, and the certificates (if any) representing such additional shares, membership interests, partnership interests and other equity interests (and any such additional shares, membership interests, partnership interests and other equity interests, with respect to which the Pledgor shall execute and deliver to Agent a pledge supplement in the form of EXHIBIT B attached hereto (a "Pledge Supplement"), shall constitute part of the Pledged Securities under this Agreement), together with all distributions, dividends (in the form of cash, securities or otherwise), cash, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, membership interests, partnership interests and other equity interests; and

          (c)   all proceeds of any of the foregoing.

          3.    DELIVERY OF PLEDGED COLLATERAL; UCC FINANCING STATEMENTS.

          (a) All certificates or instruments (if any) representing or evidencing any Pledged Collateral shall be delivered to and held by or on behalf of Agent pursuant hereto and shall either be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent.

          (b) The Pledgor hereby authorizes Agent to file one or more UCC financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Pledged Collateral without the signature of the Pledgor (to the extent such signature is required under the laws of any applicable jurisdiction).

          4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

          (a) EXHIBIT A attached hereto completely and accurately identifies, as of the Closing Date, (i) the number of issued and outstanding equity interests of each Issuer held by the Pledgor and (ii) the percentage of the Pledgor's ownership of the aggregate issued and outstanding equity interests of each Issuer. Each Pledged Security has been duly and validly authorized and issued to the Pledgor and, if applicable, is fully paid and non-assessable.

          (b) The delivery of the Pledged Securities to Agent pursuant to this Agreement (and, with respect to Pledged Securities consisting of membership interests or partnership interests, the filing in the appropriate filing office of a UCC financing statement describing the same as collateral) is effective to create a valid and perfected first priority security interest in the Pledged Collateral, free of any adverse claim, securing the payment of the Obligations. Subject only to the consummation of the delivery described in the immediately preceding sentence (and, if applicable, the filing of a financing statement described in such sentence), Agent has a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations, and such security interest is entitled to all of the rights, priorities and benefits afforded by the UCC or other applicable law as enacted in any relevant jurisdiction which relates to perfected security interests.

          (c) No Pledged Security consisting of either (i) a membership interest in an Issuer that is a limited liability company or (ii) a partnership interest in an Issuer that is a partnership provides by its terms that it is a "security" governed by Article 8 of the UCC.

          (d) This Agreement constitutes a valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

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          (e)   No authorization, approval or other action by, and no notice to or filing with, any domestic or foreign governmental authority or regulatory body or consent of any other Person is required for (i) the pledge and grant of a security interest by the Pledgor pursuant to this Agreement, (ii) the execution, delivery or performance of this Agreement by the Pledgor or (iii) the exercise by Agent of its rights and remedies hereunder (except as may have been taken by or at the direction of the Pledgor or Agent and except as may be required in connection with any disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally). Except for the filing of a UCC financing statement in the case of any Pledged Securities consisting of membership interests or partnership interests, no authorization, approval or other action by, and no notice to or filing with, any domestic or foreign Governmental Authority or consent of any other Person is required for the perfection of Agent's security interest in the Pledged Collateral.

          (f) None of the Pledged Securities constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.

          (g) Pledgor has caused each Issuer to record on its books and records that the Pledged Securities are subject to the pledge and security interest created hereby.

          (h) All representations and warranties of the Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.

          5.    COVENANTS; FURTHER ASSURANCES.

          (a) The Pledgor shall, from time to time, at its expense, promptly execute and deliver all further instruments, documents and notices and take all further action that may be necessary or desirable, or that Agent may request, in order to create, perfect and protect any security interest granted or purported to be granted by this Agreement or to enable Agent to exercise and enforce its rights and remedies hereunder. Without limiting the generality of the foregoing, the Pledgor will, upon Agent's request, appear in and defend any action or proceeding that may affect the Pledgor's title to or Agent's security interest in the Pledged Collateral.

          (b) The Pledgor shall furnish to Agent, from time to time upon request, statements and schedules further identifying, updating, and describing the Pledged Collateral and such other information, reports and evidence concerning the Pledged Collateral as Agent may reasonably request, all in reasonable detail.

          (c) Except as otherwise permitted by the Loan Documents, the Pledgor shall not change its name, type of organization or jurisdiction of organization.

          (d) Except as otherwise permitted herein or by the Loan Agreement, the Pledgor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option or similar right with respect to, any of the Pledged Collateral; or (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral except for the Lien in favor of Agent securing the Obligations. In addition, the Pledgor shall not use or permit the use of any Pledged Collateral in violation of any provision of applicable law.

          (e) Except as otherwise permitted by the Loan Documents, the Pledgor agrees that it will not vote to enable, and will not otherwise permit, any Issuer to (i) issue any stock, membership interests or other securities (including any warrants, options, subscriptions or the like for the purchase of stock, membership interests or other securities) in addition to or in substitution for any of the Pledged Securities or (ii) dissolve, liquidate, retire any of its stock or membership interests, reduce its capital or merge or otherwise consolidate with any other Person.

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          (f)   If, while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any shares of capital stock, membership interests, partnership interests or any other equity interests of any Issuer, Pledgor agrees, in each case, to accept the same as Agent's agent and to deliver the same forthwith to Agent in the exact form received, with the endorsement of Pledgor where necessary and/or with duly executed undated instruments of transfer or assignment, in blank, all in form and substance satisfactory to Agent, to be held by Agent, subject to the terms hereof, as part of the Pledged Securities. Pledgor shall promptly deliver to Agent a Pledge Supplement, duly executed by Pledgor, with respect to such additional equity interests. Pledgor hereby authorizes Pledgee to attach each Pledge Supplement to this Agreement.

          6.    VOTING RIGHTS; DIVIDENDS; ETC.

          (a) So long as no Event of Default has occurred and is then continuing in respect of which Agent has provided Pledgor with notice of its election to exercise the rights and remedies set forth in Section 6(b) below:

          (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral, or any part thereof; and

          (ii) To the extent permitted under the Loan Agreement, the Pledgor shall be entitled to receive all distributions, dividends (in the form of cash, securities or otherwise), cash, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of the Pledged Collateral.

          (b) At any time that an Event of Default has occurred and is then continuing in respect of which Agent has provided Pledgor with notice of its election to exercise the rights and remedies set forth in this Section 6(b):

          (i) All rights of the Pledgor to exercise voting and other consensual rights in respect of the Pledged Collateral shall immediately cease to be effective upon its receipt of notice from Agent of Agent's intent to exercise its rights hereunder, and upon the delivery of such notice all such voting and other consensual rights shall become vested in Agent and Agent shall thereupon have the sole right to exercise such voting and other consensual rights (including, without limitation, the right to vote in favor of, and to exchange any or all of the Pledged Collateral upon, the consolidation, recapitalization, merger or other reorganization with respect to an Issuer). In order to effect the foregoing, the Pledgor hereby grants to Agent an irrevocable proxy to vote the Pledged Collateral and, any time that an Event of Default exists in respect of which Agent has provided Pledgor with notice of its election to exercise the rights and remedies set forth in this Section 6(b), the Pledgor agrees to execute such other proxies as Agent may request; and

          (ii) All rights of the Pledgor to receive and retain any distributions, dividends (in the form of cash, securities or otherwise), instruments, chattel paper or other property paid or payable with respect to any of the Pledged Collateral shall immediately cease and any such distributions, dividends (in the form of cash, securities or otherwise), instruments, chattel paper or other property paid or payable with respect to any of the Pledged Collateral shall be paid to Agent (for application to the Obligations as set forth in Section 12, with respect to any cash or cash equivalents, or to be held by Agent as additional security for the Obligations, with respect to any other type of property). Any distributions, dividends (in the form of cash, securities or otherwise), instruments, chattel paper or other property paid or payable with respect to any of the Pledged Collateral and received by the Pledgor contrary to the provisions of this Agreement shall be received in trust for the benefit of Agent, shall be segregated from other assets (including, in the case of cash or cash equivalents, other funds) of Pledgor and shall be forthwith paid to Agent (for application to the Obligations as set forth in Section 12, with respect to any cash or cash equivalents, or to be held by Agent as additional security for the Obligations, with respect to any other type of property).

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          7.    AGENT APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby irrevocably appoints Agent, its nominee, and any other Person whom Agent may designate, as the Pledgor's attorney-in-fact, with full power during the existence of any Event of Default (in respect of which Agent has provided Pledgor with notice of its election to exercise the rights and remedies set forth in Section 6(b) above) to take any action (including the completion and presentation of any proxy) and to execute any instrument that such attorney-in-fact may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to (i) receive, endorse and collect all instruments (or other property, as applicable) made payable to the Pledgor representing any distribution in respect of the Pledged Collateral or any part thereof; (ii) exercise the voting and other consensual rights pertaining to the Pledged Collateral; and (iii) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Pledged Collateral as fully and completely as though such attorney-in-fact was the absolute owner thereof for all purposes, and to do, at such attorney-in-fact's option and the Pledgor's expense, at any time or from time to time, all acts and things that such attorney-in-fact deems necessary to protect, preserve or realize upon the Pledged Collateral. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully paid and all the Loan Agreement has been terminated.

          8. AGENT MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the expenses of Agent incurred in connection therewith shall be payable by the Pledgor under Section 13 hereof, and be a part of the Obligations.

          9. LIMITATION ON DUTY OF AGENT WITH RESPECT TO THE PLEDGED COLLATERAL. Beyond the safe custody thereof, the Pledgor agrees that Agent shall have no duties concerning the custody and preservation of any Pledged Collateral in its possession (or in the possession of any agent of Agent) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which it accords its own property. Agent shall not be liable or responsible for any loss or damage to any of the Pledged Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by Agent in good faith. It is expressly agreed that Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral, but Agent may do so and all expenses incurred in connection therewith shall be payable by and for the sole account of the Pledgor.

          10.   REMEDIAL PROVISIONS.

          (a) Upon the occurrence and during the continuance of an Event of Default, Agent and its attorneys may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Pledged Collateral), and Agent may also, without demand, advertisement or notice of any kind (other than the notice specified below relating to a public or private sale), sell the Pledged Collateral or any part thereof in one or more portions at one or more public or private sales or dispositions, at any exchange, broker's board or at any of Agent's offices (or those of Agent's attorneys) or elsewhere, for cash, on credit, or for future delivery, at such price or prices and upon such other terms as Agent deems advisable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification of such matters; PROVIDED, that no notification need be given to the Pledgor if it has authenticated after default a statement renouncing or modifying any right to notification of sale or other intended disposition. At any sale of the Pledged Collateral, if permitted by law, Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Pledged Collateral or any portion thereof free of any right or equity of redemption in the Pledgor. Agent shall not be obligated to

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make any sale of Pledged Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) The Pledgor recognizes that Agent may be unable to effect a public sale of all or part of the Pledged Collateral and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Issuer of such Pledged Collateral to register such securities for public sale under the Securities Act of 1933, or under any other applicable requirement of law, even if such Issuer would agree to do so. To the extent permitted by law, the Pledgor hereby specifically waives (and, as applicable, releases) any right or equity of redemption, and any right of stay or appraisal, which the Pledgor has or may have under any law now existing or hereafter enacted.

          (c) The Pledgor acknowledges that neither Agent nor any of the Lenders shall be liable for any failure or delay in realizing upon or collecting the Obligations, or any guaranty thereof or collateral security therefore; and the Pledgor further acknowledges that neither Agent nor any Lender shall have any duty to take any action with respect thereto.

          11. REMEDIES CUMULATIVE. No failure on the part of Agent to exercise, and no delay in exercising and no course of dealing with respect to, any power, privilege or right under this Agreement or any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise by Agent of any power, privilege or right under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other such power, privilege or right. The powers, privileges and rights in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

          12. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale or disposition of, or other realization upon, all or any part of the Pledged Collateral shall be applied in the manner set forth in the Loan Agreement.

          13. EXPENSES. Without limiting the Pledgor's obligations under the Loan Agreement or any other Loan Document, the Pledgor hereby agrees to promptly pay all fees, costs and expenses (including attorney's fees and expenses) in connection with (a) maintaining the Pledged Collateral, (b) creating, perfecting, protecting and enforcing Agent's Lien on the Pledged Collateral, (c) selling or otherwise disposing of the Pledged Collateral, (d) paying any amount required under any provision of applicable law (including, without limitation, Section 9-615(a)(3) of the UCC) or (e) any other matters contemplated by or arising out of this Agreement with respect to the Pledged Collateral. If the Pledgor fails to promptly pay any portion of the above fees, costs and expenses when due or to perform any other obligation of the Pledgor under this Agreement, Agent or any Lender may, at its option, but shall not be required to, pay or perform the same and charge the Pledgor's account for all fees, costs and expenses incurred therefor, and the Pledgor agrees to reimburse Agent or such Lender therefor on demand. All sums so paid or incurred by Agent or any Lender for any of the foregoing, any and all other sums for which the Pledgor may become liable hereunder and all fees, costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by Agent or any Lender in enforcing or protecting any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Obligations, shall bear interest until paid at the highest rate provided in the Loan Agreement and shall be secured by the Pledged Collateral.

          14. TERMINATION OF LIEN; RELEASE OF PLEDGED COLLATERAL. Agent agrees that upon payment in full of all Obligations and the termination of the Loan Agreement, the Lien provided for

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hereunder shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Agent further agrees that upon such termination, Agent shall, at the expense of the Pledgor, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

          15. CHANGES IN WRITING. No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent.

          16. NOTICES. All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Loan Agreement.

          17. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor may not assign its rights or obligations hereunder without the prior written consent of Agent. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder.

          18. WAIVERS. In addition to, and not in lieu of, any other waivers herein, the Pledgor waives to the greatest extent it may lawfully do so, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets, redemption or similar law, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Pledgor of its obligations under, or the enforcement by Agent of, this Agreement. The Pledgor hereby waives diligence, presentment and demand (whether for nonpayment or protest or of acceptance, maturity, extension of time, change in nature or form of the Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of the Obligations, notice of adverse change in any Person's financial condition or any other fact which might materially increase the risk to the Pledgor) with respect to any of the Obligations or all other demands whatsoever and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Agreement.

          19. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE PLEDGOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. THE PLEDGOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. THE PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON THE PLEDGOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE PLEDGOR IN ACCORDANCE WITH THE PROVISIONS OF SECTION 16 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

          20. WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR AND AGENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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          21.   COUNTERPARTS; INTEGRATION. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

          22. HEADINGS. Headings and captions used in this Agreement are included for convenience of reference and shall not be given any substantive effect.

          Witness the due execution hereof by the respective duly authorized officer of the undersigned as of the day first above written.

                                                      [SIGNATURES]
                                                      --------------------------



EXHIBIT A

IDENTIFICATION OF PLEDGED SECURITIES

                              CLASS OR OTHER       CERTIFICATE   NUMBER OF                        PERCENTAGE OF  TOTAL
                              DESCRIPTION OF       NUMBER (IF    PLEDGED      TOTAL OUTSTANDING   OUTSTANDING
ISSUER                        PLEDGED SECURITIES   APPLICABLE)   SECURITIES   SECURITIES          SECURITIES PLEDGED
Midway Home                   common stock         2             1,000        1,000               100%
Entertainment Inc.            (no par)

Midway Amusement Games, LLC   N.A.                 N.A.          N.A.         N.A.                100%


Midway Interactive Inc.       common stock         2             100          100                 100%
                              (no par)

Midway Sales Company, LLC     N.A.                 N.A.          N.A.         N.A.                100%

Midway/Nintendo Inc.          common stock         3             100          200                 50%
                              (no par)